UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSRS

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of registrant as specified in charter)

                                   ----------

                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                     DATE OF FISCAL YEAR END: JULY 31, 2010

                   DATE OF REPORTING PERIOD: JANUARY 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.


                       THE ADVISORS' INNER CIRCLE FUND II

                             CHAMPLAIN MID CAP FUND
                          CHAMPLAIN SMALL COMPANY FUND

                               SEMI-ANNUAL REPORT
                                JANUARY 31, 2010

                               INVESTMENT ADVISER:
                       CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN FUNDS
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

                                TABLE OF CONTENTS

Shareholders' Letter ......................................................    1
Top Ten Common Stock Holdings .............................................   10
Schedules of Investments ..................................................   12
Statements of Assets and Liabilities ......................................   21
Statements of Operations ..................................................   22
Statements of Changes in Net Assets .......................................   23
Financial Highlights ......................................................   25
Notes to Financial Statements .............................................   27
Disclosure of Fund Expenses ...............................................   35

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

Dear Shareholders,

We are pleased to report the performance results for Champlain's Mid Cap and Small Company Funds in the table below. Although your two Funds did not keep pace with the benchmark indices and many peers since the March 2009 stock market lows, the recent 6 month and 1-year returns are consistent with the historical returns produced by your management team during periods when low quality led the market and investors' appetites for risk soared. Both the short and longer-term returns are consistent with Champlain's unwavering investment approach that seeks to own reliable high quality companies - but only when these companies trade at a discount to our estimate of their Fair Value.

In the table below, we have summarized the returns of both of your Funds and their respective benchmarks.

                                  FOR THE TIME PERIODS ENDING
                                        JANUARY 31, 2010
                               ---------------------------------
                               6-MOS.   1-YEAR   SINCE INCEPTION
                               ------   ------   ---------------
Champlain Mid Cap Fund          8.84%   33.54%        -2.93%
Russell Mid Cap                13.45%   46.63%        -9.06%
Champlain Small Company Fund    7.66%   31.68%         5.16%
Russell 2000                    8.86%   37.82%         0.33%

Champlain Mid Cap Fund inception date: 06/30/08
Champlain Small Company Fund inception date: 11/30/04

While many investors may be cheering 2009's strong equity gains, we remain rather circumspect when we put last year's stock market rally into the context of the events and overall equity returns of the past few years. We are amazed that just three quarters after investors witnessed a broken financial system bring the U.S. economy to its knees, the valuations on most U.S. small and mid cap stocks have rebounded to such an extent that we do not see much of a margin of safety in most stocks. Indeed, we now see embedded in the valuations of many of last year's best performing stocks the assumptions that the economy will enjoy a fairly normal, self-sustaining recovery and that the credit markets and the economy also will be smoothly weaned off of the government's life support systems without long-term interest rates moving much higher. For the sake of so many families and institutions that are hurting financially and otherwise as a result of the weak economy, we certainly hope these high expectations for the economy are fulfilled. Unfortunately though, we suspect the economic recovery will be somewhat slower than expected and vulnerable to setbacks. Current equity valuations

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

for most cyclical companies also do not reflect much concern over the increased potential for governmental policy mistakes or the growing international stresses and sovereign/state debt risks.

For the same reason we wear our seat belts and buy insurance - to hedge exposure to low probability but catastrophic outcomes - we have no regrets about using the stock market collapse to high-grade your Funds' holdings in the fourth quarter of 2008 and first quarter of 2009. We have always subscribed to the belief that the first rule for making money is "Don't lose money." Thus, capital preservation will always trump relative performance risk in our minds. We also will continue to be discriminating with respect to your Funds' current holdings and remain vigilant for new opportunities to high-grade both Funds as we remain of the opinion that the strongest and most consistent growth companies will lead the stock market over the next several years. Indeed, generally speaking, high quality consistent growth companies remain attractively valued on an absolute basis and look even more attractive on a relative basis.

A key factor in our weaker relative returns over the past year has been our reluctance to own highly cyclical consumer stocks - primarily those companies that sell either highly discretionary or large ticket items. Our caution toward many consumer discretionary companies is based on our belief that domestic consumer debt remains too high (relative to GDP, incomes and net worth) to fuel a normal rebound in consumption. With discretionary consumption still a large percentage of the economy, a sharp increase in savings also would have a profoundly negative impact on economic growth and employment. We believe it will take years for enough consumers to deleverage their balance sheets to the point where consumption patterns can return to anything resembling what we saw during previous recoveries of the past few decades.

Although we may be cautious toward highly discretionary consumer spending, our faith in branded consumer food, beverage and consumer product franchises has only been bolstered by the recent acquisitions of Chattem and Bare Escentuals owned by your Small Company Fund. The Small Company Fund continues to own a large position in Alberto Culver, the maker of beauty care brands TRESemme, Nexxus, St. Ives, and Noxema. Alberto Culver recently acquired Simple Health & Beauty, one of the leading

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

skin care brands in the U.K. The Small Company Fund also has accumulated a position in Smart Balance, a producer of butter-like spreads and other dairy products that contain healthy Omega 3s fatty acids instead of saturated fats or hydrogenated fats. The Mid Cap Fund continues to have sizeable exposure to a good number of the strongest branded consumer franchises including Avon Products, Clorox, Estee Lauder, Heinz, and Kellogg Company. Over the past few decades, consumer staples stocks, as a group, materially outperformed consumer discretionary names despite intermittent periods when discretionary names outperformed as investors chased cyclical risk and beta. We continue to believe the odds for your two Funds to make money and outperform within the consumer sector over the long-term remain favorable because of our focus on consumer companies manufacturing and marketing branded food, beverages, personal care, beauty and household products.

Our perennial process-based bias against highly cyclical industrial and materials companies was another key factor for the weaker relative returns of your two Funds over the past year. Our favorite industrials continue to be the companies where management has successfully allocated shareholder capital toward efficient Research & Development and thoughtful acquisitions while also utilizing proven management tool kits to bring operational excellence to the acquired businesses. Ecolab, Roper Industries, AMETEK, and IDEX Corporation come to mind as some of the best examples of this type of company in the small and mid cap universe. Although these companies saw their businesses suffer to varying degrees last year, each remained highly profitable. At the same time, we see Nalco, Pall Corporation, and ITT Corp. striving hard to earn their way onto that shorter list above. Likewise, CLARCOR and Brady Corporation have potential to qualify someday. Our process also has an inherent bias for high return commercial services that lack capital intensity and deliver consistent earnings and excess cash flow. Finally, in both Funds we continue to favor the waste services industry for its reasonable valuation, pricing power, and dependable cash flow. While the industrial and materials holdings in your two Funds have historically not kept pace during highly pro-cyclical periods like 2009, we expect these companies to outperform over a full market cycle.

Technology companies that can deliver meaningful productivity gains to businesses are likely to continue to grow and prosper even if overall capital

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

spending trends remain weak. This is particularly true for companies offering game changing software applications via the on-demand service model. However, the growing popularity of technology stocks has caused the valuations for some of your technology holdings in both Funds to approach or exceed our estimate of their Fair Value. Accordingly, we have reduced your Funds' exposure to the growing valuation risk in the technology sector. Although semiconductor stocks rallied more sharply off the March 2009 lows than did software and services stocks, we do not consider the vast majority of these small and mid cap chip makers to be our kind of companies. While years ago we favored the fabless analog and mixed signal chip makers, we see a new powerful competitive threat emerging from at least one large domestic company that plans to start making analog chips 30% cheaper on 300mm wafers. Chinese designers and manufacturers also remain a very real and growing competitive threat. We acknowledge the potential for excess returns that could accrue to those who successfully trade around the boom-bust cycle for the semiconductor and hardware makers, but such an approach is too risky and accident prone for us to pursue. Instead, we strive to own the kind of technology companies that are not highly cyclical and do not face rapid product obsolescence risk or other obvious threats to their margin structure. Our investment approach favors technology business models that produce consistent and recurring revenue from a large installed base of clients that would likely incur meaningful switching costs.

Overall, our energy holdings performed a bit better than the energy names in the small and mid cap benchmarks over the past year. Our average overweight of this outperforming sector proved to be helpful as well. However, we reduced the energy weight in both Funds meaningfully toward the end of 2009. With oil trading around our estimate of Fair Value ($75-80 range) during the latter part of 2009, inventories at high levels, and Iraq making plans to grow its production materially, the risk/reward ratio probably does not warrant a large overweight of the oil E&P stocks at this time. Because of full valuation and growing competitive threats, we eliminated Oceaneering International from both Funds. Indeed, we think much of the energy service industry will continue to confront a difficult pricing environment because of surplus capacity as well as uneven demand and/or difficult terms from state-run oil companies. For both Funds, we also eliminated the position in Encore Acquisition after they agreed to be acquired by Denbury Resources. In both

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

Funds, we started new positions in several low cost reserve-rich natural gas companies including SandRidge Energy. To be sure, our budding enthusiasm for companies with low cost long-lived natural gas reserves was affirmed by Exxon's acquisition of XTO Energy in December of last year.

We have long viewed the financial sector as relatively risky for small and mid cap investors as key competitive advantages accrue to the largest companies that have better economies of scale in back office processing, distribution, and capital market access. Indeed, we perceived the bailouts of 2008 as only reinforcing the "Too Big to Fail" doctrine and solidifying the competitive position of the largest firms. However, the growing populist uprising in Washington, D.C. and the new found appreciation for Paul Volcker's point of view that proprietary trading and investment activity be separated from deposit taking and lending suggest the largest banks might now be somewhat hobbled by their size. Interestingly, some large shareholders of some of these large banks have finally started to realize that their capital and lax oversight has enabled management to play a "heads we win, tails you lose game" with respect to risk taking and compensation. While we will not find another small or mid cap bank franchise even remotely as special as the Mid Cap Fund's Northern Trust holding, we are looking for those undervalued, well-capitalized (without TARP), and well-managed banks; with diversified sources of income and growth, an asset sensitive balance sheet so shareholders' capital is not overly exposed to rising interest rates, and relatively low loan to deposit ratios so the bank can easily generate earnings growth when economically-driven loan demand - from well-established relationships -returns. Our favorite type of financial company has always been the information-based or fee income franchises that do not use their balance sheet (leverage) to make money. Morningstar is a good example of this type of franchise, and we are encouraged to see that they have entered the credit rating arena.

Despite a weak pricing environment that has been exacerbated by the dysfunction at AIG, we believe the commercial Property and Casualty (P&C) insurance industry presents investors with the most favorable risk/reward profile in the financial sector. With most of the best small and mid cap underwriting franchises (HCC Insurance Holdings, W.R. Berkley Corporation, and Navigators Group) trading below or slightly over book value, both of your

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

Funds remain substantially overweight the insurance industry. While firmer pricing and strong earnings growth are dependent upon a better economy, profitability and survival are not. And hopeful signs also are emerging that the irresponsible pricing by AIG to retain business may be winding down. Some of the savviest managers we know in the P&C arena expect firmer pricing to emerge in 2010. Firmer industry pricing also will have a powerful positive impact on the profitability of the P&C insurance brokers. Accordingly, both Funds also own leading commercial P&C insurance brokers.

Congress clearly lacks the will to tackle the waste in our health care system or address the growing liability inherent in our country's demographics. Despite the fact that true reform looks increasingly less likely, we sense it is only a matter of time before the companies that do most of their business directly with the government face renewed pressure on reimbursement levels. Thus, we continue to favor the health care companies with new technologies or services that offer compelling improvements to both patient outcomes and the overall efficiency of health care spending. The ability for molecular and genetic tests to provide better diagnosis and optimize treatment regimens suggests an era of personalized medicines is likely to be emerging. Although expensive to run, these often faster and elegantly more precise tests increasingly provide a favorable cost/benefit ratio for the overall health care system because timely and accurate information along with correct treatment is usually less expensive. Both Funds remain overweight the health care sector due to a surplus of opportunities. We would not be surprised to see the equity herd rotate away from cyclicals and into health care stocks sometime over the next year or so as we expect many health care companies to generate better year over year comparisons and stronger organic revenue growth in 2010 and 2011. Importantly, the long-term outlook for health care demand remains promising due to demographics in this country and rising incomes abroad.

The capital markets have reacted in 2009 as though the bankruptcy of Lehman Brothers was an aberration and the Federal Reserve and Federal Government have quickly solved our economic problems. However, we see Lehman Brothers mostly as a casualty of an economy overloaded by leverage and a financial system lacking alignment between management and their constituents, particularly their shareholders and/or clients. An overly

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

accommodative Federal Reserve, excessive liquidity provided by our largest trading partners, a conflicted and petty Congress, and ineffective regulators no doubt also were contributing factors. How much of this has really changed for the better? Where is the non-partisan leadership we need that is willing to promote both accountability and sound economic principles?

Accordingly, our somewhat cautious outlook continues to be influenced by the premise that because we are coming out of a recession created by too much debt instead of a recession created by too much inventory or tight monetary policy, the odds of a slower than expected recovery and recurring negative surprises look to be reasonably high. With most of the non-inventory related economic recovery in 2009 a function of extraordinary policy responses and stimulus, prudence dictates that we remain cautious with our assumptions about the natural or un-aided strength and flexibility of the economy. We have not yet seen nearly enough of the proper initiatives that are likely to stimulate lasting economic growth and create private sector jobs. We could be too pessimistic; but as we stated in the beginning of this letter, our responsibility is to protect our clients' capital first and then prudently seek to earn a highly competitive risk-adjusted return on their capital over a full market cycle. At times, this mindset has required us to take uncomfortable investment actions (e.g. sell popular but overvalued stocks), assume an uncomfortable investment posture (e.g. avoid key industries with major fundamental threats or hold some cash), and endure periods of poor relative performance without changing our investment approach (e.g. consistently avoid highly cyclical industries and low quality companies). Looking ahead into 2010 and beyond, we anticipate some stock market volatility as economic challenges and residual risks associated with a global debt hangover and the unprecedented policy responses re-emerge; and equity investors adjust their expectations downward somewhat. We are not at all discouraged by this outlook as such an environment will most likely create new buying opportunities for us. And nothing in the past year has shaken our faith in the belief that the least risky and most likely path for us to deliver superior long-term equity returns to our shareholders is to keep their capital invested in America's most reliable and most consistent small and mid cap companies that trade at a discount to our idea of Fair Value.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

To be sure, these are interesting and highly uncertain times for investors. Please know that we are both grateful and honored to have your trust and the opportunity to manage a portion of your assets.

Sincerely,


/s/ Scott T. Brayman

Scott T. Brayman, CFA

THE ABOVE COMMENTARY REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUNDS AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

                       DEFINITION OF THE COMPARATIVE INDEX

THE RUSSELL MIDCAP INDEX measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN
                                                                MID CAP FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

                         TOP TEN COMMON STOCK HOLDINGS*

Waste Connections .......................................................   2.59%
Avon Products ...........................................................   2.56%
Ralcorp Holdings ........................................................   2.39%
WR Berkley ..............................................................   2.37%
Willis Group Holdings ...................................................   2.35%
Clorox ..................................................................   2.29%
Northern Trust ..........................................................   2.23%
McCormick ...............................................................   2.22%
HCC Insurance Holdings ..................................................   2.05%
Roper Industries ........................................................   2.01%

----------
* PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. SHORT-TERM INVESTMENTS ARE NOT SHOWN IN THE TOP TEN CHART.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN SMALL
                                                                COMPANY FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

                         TOP TEN COMMON STOCK HOLDINGS*

Chattem ................................................................    2.50%
Waste Connections ......................................................    2.48%
Alberto-Culver, Cl B ...................................................    2.34%
IDEX ...................................................................    2.00%
John Wiley & Sons, Cl A ................................................    1.96%
Aptar Group ............................................................    1.90%
Sensient Technologies ..................................................    1.84%
Healthcare Realty Trust ................................................    1.73%
CLARCOR ................................................................    1.73%
ABM Industries .........................................................    1.68%

----------
* PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. SHORT-TERM INVESTMENTS ARE NOT SHOWN IN THE TOP TEN CHART.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN
                                                                MID CAP FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)
SECTOR WEIGHTINGS+:

                                  (BAR CHART)

Health Care              21.2%
Consumer Staples         20.8%
Industrials              16.2%
Financials               13.1%
Information Technology   11.6%
Energy                    8.4%
Materials                 4.2%
Repurchase Agreement      3.0%
Consumer Discretionary    1.5%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 97.0%

                                                                     SHARES             VALUE
                                                                ---------------   ----------------
CONSUMER DISCRETIONARY -- 1.5%
   Apollo Group, Cl A* ......................................            16,000   $        969,440
                                                                                  ----------------
CONSUMER STAPLES -- 20.8%
   Avon Products ............................................            55,000          1,657,700
   Brown-Forman, Cl B .......................................            17,000            872,440
   Clorox ...................................................            25,000          1,479,250
   Estee Lauder, Cl A .......................................            19,500          1,024,140
   Hershey ..................................................            25,000            910,750
   HJ Heinz .................................................            27,500          1,199,825
   Kellogg ..................................................            18,500          1,006,770
   McCormick ................................................            39,500          1,433,850
   Molson Coors Brewing, Cl B ...............................            26,000          1,092,000
   Ralcorp Holdings* ........................................            25,000          1,545,000
   Safeway ..................................................            55,000          1,234,750
                                                                                  ----------------
                                                                                        13,456,475
                                                                                  ----------------
ENERGY -- 8.4%
   Chesapeake Energy ........................................            24,000            594,720
   PetroHawk Energy* ........................................            19,000            424,270
   Pioneer Natural Resources ................................            11,500            505,770
   Plains Exploration & Production* .........................            25,000            833,750
   Range Resources ..........................................             5,500            253,000
   SandRidge Energy* ........................................            50,000            423,000
   Superior Energy Services* ................................            31,000            712,070
   Ultra Petroleum* .........................................            18,500            849,890
   Whiting Petroleum* .......................................            13,000            865,280
                                                                                  ----------------
                                                                                         5,461,750
                                                                                  ----------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN
                                                                MID CAP FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

COMMON STOCK -- CONTINUED

                                                                     SHARES             VALUE
                                                                ---------------   ----------------
FINANCIALS -- 13.1%
   Alleghany* ...............................................             4,200   $      1,096,662
   HCC Insurance Holdings ...................................            49,000          1,327,900
   Invesco ..................................................            33,000            636,900
   Morningstar* .............................................            19,500            921,570
   Northern Trust ...........................................            28,500          1,439,820
   Willis Group Holdings ....................................            58,000          1,521,340
   WR Berkley ...............................................            63,000          1,532,790
                                                                                  ----------------
                                                                                         8,476,982
                                                                                  ----------------
HEALTH CARE -- 21.2%
   Allergan .................................................            10,500            603,750
   Beckman Coulter ..........................................            15,000            980,550
   Bio-Rad Laboratories, Cl A* ..............................             9,500            885,210
   Cephalon* ................................................            16,000          1,021,440
   CR Bard ..................................................            13,500          1,119,015
   Gen-Probe* ...............................................            23,000            987,390
   Hologic* .................................................            65,000            979,550
   Illumina* ................................................            11,500            421,935
   Laboratory Corp of America Holdings* .....................            11,500            817,650
   Life Technologies* .......................................            16,000            795,360
   Mettler Toledo International* ............................             9,000            877,230
   Millipore* ...............................................             9,000            620,730
   Myriad Genetics* .........................................            22,500            528,750
   ResMed* ..................................................            16,000            818,240
   St. Jude Medical* ........................................            23,000            867,790
   West Pharmaceutical Services .............................            23,000            835,590
   Zimmer Holdings* .........................................             9,500            535,040
                                                                                  ----------------
                                                                                        13,695,220
                                                                                  ----------------
INDUSTRIALS -- 16.2%
   AMETEK ...................................................            28,500          1,038,540
   Copart* ..................................................            17,000            573,920
   Dun & Bradstreet .........................................            12,500            987,125
   IDEX .....................................................            28,500            804,270
   ITT ......................................................            24,000          1,159,440
   Landstar System ..........................................            13,500            489,915
   Pall .....................................................            16,500            568,755
   Republic Services, Cl A ..................................            34,000            910,860

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN
                                                                MID CAP FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

COMMON STOCK -- CONCLUDED

                                                                     SHARES             VALUE
                                                                ---------------   ----------------
INDUSTRIALS -- CONTINUED
    Ritchie Bros Auctioneers ................................            17,000   $        357,340
    Roper Industries ........................................            26,000          1,302,080
    Stericycle* .............................................            11,500            608,695
    Waste Connections* ......................................            52,000          1,672,840
                                                                                  ----------------
                                                                                        10,473,780
                                                                                  ----------------
INFORMATION TECHNOLOGY -- 11.6%
    Activision Blizzard* ....................................            70,500            716,280
    Autodesk* ...............................................            25,000            594,750
    DST Systems* ............................................            16,000            725,280
    Electronic Arts* ........................................            40,000            651,200
    IHS, Cl A* ..............................................            19,000            977,360
    Intuit* .................................................            22,000            651,420
    National Instruments ....................................            22,000            646,580
    Paychex .................................................            33,000            956,670
    VeriSign* ...............................................            41,000            939,310
    Western Union ...........................................            35,000            648,900
                                                                                  ----------------
                                                                                         7,507,750
                                                                                  ----------------
MATERIALS -- 4.2%
    AptarGroup ..............................................            31,000          1,099,880
    Ecolab ..................................................            27,500          1,207,250
    Nalco Holding ...........................................            16,500            389,070
                                                                                  ----------------
                                                                                         2,696,200
                                                                                  ----------------
    TOTAL COMMON STOCK
       (Cost $57,672,833)....................................                           62,737,597
                                                                                  ----------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN
                                                                MID CAP FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

REPURCHASE AGREEMENT -- 3.0%

                                                                     FACE
                                                                    AMOUNT             VALUE
                                                                ---------------   ----------------
   Morgan Stanley
      0.040%, dated 01/29/10, to be repurchased on
      02/01/10, repurchase price $1,941,581
      (collateralized by a U.S. Treasury Obligation,
      par value $1,981,673, 1.375%, 01/15/13,
      with a total market value $1,980,408)
      (Cost $1,941,575) .....................................   $     1,941,575   $      1,941,575
                                                                                  ----------------
   TOTAL INVESTMENTS -- 100.0%
      (Cost $59,614,408) ....................................                     $     64,679,172
                                                                                  ================

Percentages are based on Net Assets of $64,650,752.

*    Non-income producing security.

Cl--Class

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN SMALL
                                                                COMPANY FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

SECTOR WEIGHTINGS+:

                                   (BAR CHART)

Health Care              19.3%
Industrials              16.3%
Information Technology   14.9%
Financials               14.2%
Consumer Staples         13.7%
Consumer Discretionary    6.1%
Repurchase Agreement      5.5%
Energy                    5.0%
Materials                 5.0%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 96.1%

                                                                     SHARES             VALUE
                                                                ---------------   ----------------
CONSUMER DISCRETIONARY -- 6.2%
   American Public Education* ...............................           150,000   $      5,721,000
   John Wiley & Sons, Cl A ..................................           298,000         12,441,500
   K12* .....................................................           225,000          4,497,750
   Matthews International, Cl A .............................           225,000          7,616,250
   Panera Bread, Cl A* ......................................            37,000          2,642,540
   Stewart Enterprises, Cl A ................................           620,000          3,143,400
   Tupperware Brands ........................................            69,400          2,946,724
                                                                                  ----------------
                                                                                        39,009,164
                                                                                  ----------------
CONSUMER STAPLES -- 14.0%
   Alberto-Culver, Cl B .....................................           525,000         14,904,750
   Bare Escentuals* .........................................           413,000          7,504,210
   Chattem* .................................................           170,000         15,888,200
   Del Monte Foods ..........................................           825,000          9,388,500
   Flowers Foods ............................................           286,400          6,956,656
   Hain Celestial Group* ....................................           450,000          7,195,500
   Lancaster Colony .........................................            24,500          1,336,475
   Lance ....................................................           240,000          5,337,600
   Ruddick ..................................................           375,000         10,631,250
   Smart Balance* ...........................................           640,000          3,558,400
   WD-40 ....................................................           150,000          4,615,500
                                                                                  ----------------
                                                                                        87,317,041
                                                                                  ----------------
ENERGY -- 5.1%
   Arena Resources* .........................................            75,000          2,875,500
   Comstock Resources* ......................................            75,000          2,924,250
   Goodrich Petroleum* ......................................           150,000          3,124,500

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN SMALL
                                                                COMPANY FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

COMMON STOCK -- CONTINUED

                                                                     SHARES             VALUE
                                                                ---------------   ----------------
ENERGY -- CONTINUED
   Gulfport Energy* .........................................            48,400   $        500,456
   Penn Virginia ............................................            60,000          1,456,200
   Resolute Energy* .........................................           264,500          2,869,825
   SandRidge Energy* ........................................           525,000          4,441,500
   St. Mary Land & Exploration ..............................            75,000          2,403,000
   Superior Energy Services* ................................           392,000          9,004,240
   Whiting Petroleum* .......................................            37,200          2,476,032
                                                                                  ----------------
                                                                                        32,075,503
                                                                                  ----------------
FINANCIALS -- 14.5%
   Alleghany* ...............................................            23,500          6,136,085
   Allied World Assurance Holdings ..........................           210,000          9,399,600
   Argo Group International Holdings* .......................           225,000          6,016,500
   Arthur J Gallagher .......................................           225,000          5,073,750
   Brown & Brown ............................................           300,000          5,280,000
   First Mercury Financial ..................................           260,000          3,408,600
   First Midwest Bancorp ....................................           225,000          2,963,250
   FirstService* ............................................           150,000          2,908,500
   HCC Insurance Holdings ...................................           225,000          6,097,500
   Healthcare Realty Trust REIT* ............................           525,000         11,009,250
   Interactive Data .........................................           333,000          9,533,790
   Morningstar* .............................................           192,500          9,097,550
   National Interstate ......................................           155,000          2,790,000
   Navigators Group* ........................................           200,000          8,534,000
   UMB Financial ............................................            57,600          2,275,776
                                                                                  ----------------
                                                                                        90,524,151
                                                                                  ----------------
HEALTH CARE -- 19.6%
   American Medical Systems Holdings* .......................           450,000          8,640,000
   athenahealth* ............................................            60,000          2,360,400
   Bio-Rad Laboratories, Cl A* ..............................           105,000          9,783,900
   Dionex* ..................................................            22,000          1,536,700
   ev3* .....................................................           255,000          3,717,900
   Genomic Health* ..........................................           187,000          3,091,110
   Gen-Probe* ...............................................           150,000          6,439,500
   Healthways* ..............................................            92,700          1,581,462
   Immucor* .................................................           226,000          4,192,300
   Integra LifeSciences Holdings* ...........................           225,000          8,640,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN SMALL
                                                                COMPANY FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

COMMON STOCK -- CONTINUED

                                                                     SHARES             VALUE
                                                                ---------------   ----------------
HEALTH CARE -- CONTINUED
   Luminex* .................................................           375,000   $      5,073,750
   Martek Biosciences* ......................................           203,800          4,389,852
   Masimo* ..................................................           230,000          6,384,800
   MedAssets* ...............................................           300,000          6,072,000
   Meridian Bioscience ......................................           260,000          5,210,400
   Mettler Toledo International* ............................            37,000          3,606,390
   Myriad Genetics* .........................................           226,000          5,311,000
   NuVasive* ................................................           112,000          3,091,200
   SonoSite* ................................................           150,000          4,084,500
   SurModics* ...............................................           112,000          2,240,000
   Techne ...................................................            97,000          6,365,140
   Teleflex .................................................           111,000          6,344,760
   VCA Antech* ..............................................           225,000          5,712,750
   West Pharmaceutical Services .............................           234,100          8,504,853
                                                                                  ----------------
                                                                                       122,374,667
                                                                                  ----------------
INDUSTRIALS -- 16.5%
   ABM Industries ...........................................           550,000         10,681,000
   Administaff ..............................................           150,000          3,426,000
   Brady, Cl A ..............................................           225,000          6,358,500
   CLARCOR ..................................................           340,000         11,009,200
   Copart* ..................................................           185,000          6,245,600
   CoStar Group* ............................................           174,000          7,026,120
   IDEX .....................................................           450,000         12,699,000
   Kaydon ...................................................            42,400          1,386,056
   Landstar System ..........................................           225,000          8,165,250
   RBC Bearings* ............................................           150,000          3,486,000
   Ritchie Bros Auctioneers .................................           300,000          6,306,000
   UTi Worldwide ............................................           300,000          4,119,000
   Wabtec ...................................................           173,000          6,631,090
   Waste Connections* .......................................           490,000         15,763,300
                                                                                  ----------------
                                                                                       103,302,116
                                                                                  ----------------
INFORMATION TECHNOLOGY -- 15.1%
   ArcSight* ................................................            60,000          1,425,000
   Ariba* ...................................................           603,000          7,591,770
   Blackboard* ..............................................           190,000          7,487,900
   Bottomline Technologies* .................................           150,000          2,595,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN SMALL
                                                                COMPANY FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

COMMON STOCK -- CONCLUDED

                                                                     SHARES             VALUE
                                                                ---------------   ----------------
INFORMATION TECHNOLOGY -- CONTINUED
   comScore* ................................................           264,000   $      3,582,480
   Concur Technologies* .....................................            75,000          2,973,750
   Constant Contact* ........................................           265,000          4,674,600
   DST Systems* .............................................           136,640          6,193,891
   Ebix* ....................................................           300,500          4,351,240
   FARO Technologies* .......................................           150,000          2,710,500
   FEI* .....................................................           190,000          3,952,000
   IHS, Cl A* ...............................................            75,000          3,858,000
   Jack Henry & Associates ..................................           225,000          4,941,000
   National Instruments .....................................           300,000          8,817,000
   NetSuite* ................................................           142,200          2,245,338
   NeuStar, Cl A* ...........................................           265,000          5,951,900
   NIC ......................................................           340,000          2,883,200
   Progress Software* .......................................           115,000          3,234,950
   Solera Holdings ..........................................            75,000          2,483,250
   Sourcefire* ..............................................            75,000          1,563,750
   Ultimate Software Group* .................................           222,000          6,637,800
   Wright Express* ..........................................           150,000          4,404,000
                                                                                  ----------------
                                                                                        94,558,319
                                                                                  ----------------
MATERIALS -- 5.1%
   AptarGroup ...............................................           340,000         12,063,200
   Sensient Technologies ....................................           450,000         11,677,500
   Silgan Holdings ..........................................           150,000          7,777,500
                                                                                  ----------------
                                                                                        31,518,200
                                                                                  ----------------
   TOTAL COMMON STOCK
      (Cost $560,212,641) ...................................                          600,679,161
                                                                                  ----------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN SMALL
                                                                COMPANY FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

REPURCHASE AGREEMENT -- 5.6%

                                                                      FACE
                                                                     AMOUNT             VALUE
                                                                ---------------   ----------------
   Morgan Stanley
      0.040%, dated 01/29/10, to be repurchased on
      02/01/10, repurchase price $35,193,060
      (collateralized by a U.S. Treasury Obligation,
      par value $35,919,762, 1.375%, 01/15/13,
      with a total market value $35,896,837)
      (Cost $35,192,943) ....................................   $    35,192,943   $     35,192,943
                                                                                  ----------------
   TOTAL INVESTMENTS -- 101.7%
      (Cost $595,405,584) ...................................                     $    635,872,104
                                                                                  ================

Percentages are based on Net Assets of $625,520,502.

*    Non-income producing security.

Cl--Class

REIT--Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN FUNDS
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

                                                                               CHAMPLAIN
                                                                CHAMPLAIN        SMALL
                                                                 MID CAP        COMPANY
                                                                   FUND          FUND
                                                               -----------   ------------
ASSETS:
Investments at value (Cost $59,614,408 and
   $595,405,584, respectively) .............................   $64,679,172   $635,872,104
Cash .......................................................         3,420         53,100
Receivable for Capital Shares Sold .........................        72,568      1,124,771
Receivable for Investment Securities Sold ..................            --      7,118,277
Receivable for Dividends and Interest ......................        28,711        215,902
Prepaid Expenses ...........................................         7,005         35,339
                                                               -----------   ------------
   TOTAL ASSETS ............................................    64,790,876    644,419,493
                                                               -----------   ------------
LIABILITIES:
Payable for Investment Securities Purchased ................            --     17,697,875
Payable due to Investment Adviser ..........................        49,332        484,335
Payable for Capital Shares Redeemed ........................        61,286        334,959
Payable due to Distributor .................................        13,148        130,333
Payable due to Administrator ...............................         4,575         44,276
Chief Compliance Officer Fees Payable ......................           271          4,280
Payable due to Trustees ....................................           234          2,723
Other Accrued Expenses .....................................        11,278        200,210
                                                               -----------   ------------
   TOTAL LIABILITIES .......................................       140,124     18,898,991
                                                               -----------   ------------
NET ASSETS .................................................   $64,650,752   $625,520,502
                                                               ===========   ============
NET ASSETS CONSISTS OF:
Paid-in Capital ............................................   $58,062,002   $645,083,459
Distributions in Excess of Net Investment
   Income (Accumulated Net Investment Loss) ................       (55,528)    (1,641,718)
Accumulated Net Realized Gain (Loss) .......................     1,579,514    (58,387,759)
Net Unrealized Appreciation on Investments .................     5,064,764     40,466,520
                                                               -----------   ------------
   NET ASSETS ..............................................   $64,650,752   $625,520,502
                                                               ===========   ============
ADVISOR CLASS SHARES:
   Shares Issued and Outstanding
      (unlimited authorization -- no par value) ............     6,915,093     54,906,246
NET ASSET VALUE, Offering and Redemption Price Per Share ...   $      9.35   $      11.39
                                                               ===========   ============

AMOUNTS DESIGNATED AS "--" ARE $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                          CHAMPLAIN FUNDS FOR
                                                            THE SIX MONTHS ENDED
                                                            JANUARY 31, 2010
                                                            (UNAUDITED)

STATEMENTS OF OPERATIONS

                                                                     CHAMPLAIN
                                                        CHAMPLAIN      SMALL
                                                         MID CAP      COMPANY
                                                          FUND         FUND
                                                       ----------   -----------
INVESTMENT INCOME
Dividends ..........................................   $  297,889   $ 2,649,191
Interest ...........................................          722        10,965
Less: Foreign Taxes Withheld .......................         (473)       (6,015)
                                                       ----------   -----------
   TOTAL INVESTMENT INCOME .........................      298,138     2,654,141
                                                       ----------   -----------
EXPENSES
Investment Advisory Fees ...........................      217,637     2,761,567
Distribution Fees ..................................       68,011       767,101
Administration Fees ................................       22,099       253,589
Trustees' Fees .....................................          555         6,628
Chief Compliance Officer Fees ......................          538         5,645
Transfer Agent Fees ................................       37,647       416,773
Registration Fees ..................................       10,651        19,501
Printing Fees ......................................        3,753        40,330
Custodian Fees .....................................        2,495        23,168
Legal Fees .........................................        1,806        21,824
Audit Fees .........................................        1,522        17,914
Insurance and Other Expenses .......................        1,297         9,776
                                                       ----------   -----------
   TOTAL EXPENSES ..................................      368,011     4,343,816
                                                       ----------   -----------
Less: Advisory Fees Waived .........................      (14,291)      (47,349)
   Fees Paid Indirectly (See Note 4) ...............          (54)         (608)
                                                       ----------   -----------
   NET EXPENSES ....................................      353,666     4,295,859
                                                       ----------   -----------
NET INVESTMENT LOSS ................................      (55,528)   (1,641,718)
                                                       ----------   -----------
NET REALIZED GAIN ON INVESTMENTS ...................    3,587,888    19,114,799
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON INVESTMENTS ..................................      318,345    25,624,496
                                                       ----------   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ....    3,906,233    44,739,295
                                                       ----------   -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .................................   $3,805,705   $43,097,577
                                                       ==========   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                  CHAMPLAIN
                                                                    MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                 ENDED          YEAR
                                                              JANUARY 31,      ENDED
                                                                  2010        JULY 31,
                                                              (UNAUDITED)       2009
                                                              -----------   -----------
OPERATIONS:
   Net Investment Income (Loss) ...........................   $   (55,528)  $     2,264
   Net Realized Gain (Loss) on Investments ................     3,587,888      (927,352)
   Net Change in Unrealized Appreciation on Investments ...       318,345     4,677,766
                                                              -----------   -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...     3,850,705     3,752,678
                                                              -----------   -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income ..................................            --        (2,318)
   Net Realized Gain ......................................    (1,081,022)           --
   Return of Capital ......................................            --       (11,975)
                                                              -----------   -----------
      TOTAL DIVIDENDS AND DISTRIBUTIONS ...................    (1,081,022)      (14,293)
                                                              -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Issued .................................................    21,089,355    48,032,223
   Reinvestment of Distributions ..........................     1,075,248        14,258
   Redeemed ...............................................    (4,425,366)   (9,369,289)
                                                              -----------   -----------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
      TRANSACTIONS ........................................    17,739,237    38,677,192
                                                              -----------   -----------
      TOTAL INCREASE IN NET ASSETS ........................    20,508,920    42,415,577
                                                              -----------   -----------
NET ASSETS:
   Beginning of Period ....................................    44,141,832     1,726,255
                                                              -----------   -----------
   End of Period (including distributions in excess of net
      investment income of ($55,528) and $0,
      respectively) .......................................   $64,650,752   $44,141,832
                                                              ===========   ===========
SHARE TRANSACTIONS:
   Issued .................................................     2,233,455     6,137,431
   Reinvestment of Distributions ..........................       114,024         1,904
   Redeemed ...............................................      (469,748)   (1,268,031)
                                                              -----------   -----------
   NET INCREASE IN SHARES OUTSTANDING FROM SHARE
      TRANSACTIONS ........................................     1,877,731     4,871,304
                                                              ===========   ===========

AMOUNTS DESIGNATED AS "--" ARE $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED           YEAR
                                                               JANUARY 31,       ENDED
                                                                  2010          JULY 31,
                                                               (UNAUDITED)        2009
                                                              ------------   -------------
OPERATIONS:
   Net Investment Loss ....................................   $ (1,641,718)  $  (1,444,354)
   Net Realized Gain (Loss) on Investments ................     19,114,799     (74,575,097)
   Net Change in Unrealized Appreciation
      on Investments ......................................     25,624,496      15,829,331
                                                              ------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS ..........................................     43,097,577     (60,190,120)
                                                              ------------   -------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Realized Gain ......................................             --     (10,710,648)
   Return of Capital ......................................             --          (4,648)
                                                              ------------   -------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS ...................             --     (10,715,296)
                                                              ------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Issued .................................................     84,462,495     347,999,140
   Reinvestment of Distributions ..........................             --      10,520,672
   Redeemed ...............................................    (61,050,958)   (182,125,143)
                                                              ------------   -------------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
      TRANSACTIONS ........................................     23,411,537     176,394,669
                                                              ------------   -------------
      TOTAL INCREASE IN NET ASSETS ........................     66,509,114     105,489,253
                                                              ------------   -------------
NET ASSETS:
   Beginning of Period ....................................    559,011,388     453,522,135
                                                              ------------   -------------
   End of Period (including accumulated net investment loss
      of ($1,641,718) and $0, respectively) ...............   $625,520,502   $ 559,011,388
                                                              ============   =============
SHARE TRANSACTIONS:
   Issued .................................................      7,464,020      36,085,384
   Reinvestment of Distributions ..........................             --       1,151,058
   Redeemed ...............................................     (5,393,911)    (19,673,655)
                                                              ------------   -------------
   NET INCREASE IN SHARES OUTSTANDING FROM SHARE
      TRANSACTIONS ........................................      2,070,109      17,562,787
                                                              ============   =============

AMOUNTS DESIGNATED AS "--" ARE $0 OR ZERO SHARES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                  CHAMPLAIN
                                                                    MID CAP FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                          FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                                     SIX MONTHS
                                                        ENDED       YEAR      PERIOD
                                                    JANUARY 31,    ENDED      ENDED
                                                        2010      JULY 31,   JULY 31,
                                                    (UNAUDITED)     2009      2008(1)
                                                    -----------  ----------  --------
Net Asset Value, Beginning of Period ............   $  8.76       $ 10.40    $10.00
                                                    -------       -------    ------
Income from Operations:
Net Investment Income (Loss)(2) .................     (0.01)           --        --
Net Realized and Unrealized Gain (Loss) on
   Investments ..................................      0.79         (1.64)     0.40
                                                    -------       -------    ------
Total from Operations ...........................      0.78         (1.64)     0.40
                                                    -------       -------    ------
Dividends and Distributions from:
   Net Investment Income ........................        --            --*       --
   Net Realized Gain ............................     (0.19)           --        --
   Return of Capital ............................        --            --*       --
                                                    -------       -------    ------
Total Dividends and Distributions ...............     (0.19)           --*       --
                                                    -------       -------    ------
Net Asset Value, End of Period ..................   $  9.35       $  8.76    $10.40
                                                    =======       =======    ======
TOTAL RETURN(3) .................................      8.84%       (15.73)%    4.00%
                                                    =======       =======    ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ...........   $64,651       $44,142    $1,726
Ratio of Expenses to Average Net Assets
   (including waivers, reimbursements,
   excluding fees paid indirectly) ..............      1.30%**       1.30%     1.30%**
Ratio of Expenses to Average Net Assets
   (including waivers, reimbursements and
   fees paid indirectly) ........................      1.30%**       1.30%     1.30%**
Ratio of Expenses to Average Net Assets
   (excluding waivers, reimbursements and
   fees paid indirectly) ........................      1.35%**       1.59%     5.10%**
Ratio of Net Investment Income (Loss) to
   Average Net Assets ...........................     (0.20)%**      0.01%     0.05%**
Portfolio Turnover Rate .........................        24%           55%        0%+

(1)  COMMENCED OPERATIONS ON JUNE 30, 2008.

(2)  PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.

(3) TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISOR DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*    AMOUNT REPRESENTS LESS THAN $0.01.

**   ANNUALIZED.

+    NOT ANNUALIZED.

     AMOUNTS DESIGNATED AS "--" ARE $0 OR ROUND TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                          FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                    SIX MONTHS
                                      ENDED       YEAR       YEAR       YEAR       YEAR       PERIOD
                                   JANUARY 31,    ENDED      ENDED      ENDED      ENDED       ENDED
                                      2010      JULY 31,   JULY 31,   JULY 31,   JULY 31,    JULY 31,
                                   (UNAUDITED)    2009       2008       2007       2006       2005(1)
                                   -----------  --------   --------   --------   --------    --------
Net Asset Value,
   Beginning of Period ..........  $  10.58     $  12.86   $  13.29   $  11.11   $ 11.18     $ 10.00
                                   --------     --------   --------   --------   -------     -------
Income (Loss) from Operations:
Net Investment Loss(2) ..........     (0.03)       (0.03)     (0.04)     (0.04)    (0.02)      (0.04)
Net Realized and
   Unrealized Gain (Loss)
   on Investments ...............      0.84        (2.00)      0.47       2.43      0.17(3)     1.24
                                   --------     --------   --------   --------   -------     -------
Total from Operations ...........      0.81        (2.03)      0.43       2.39      0.15        1.20
                                   --------     --------   --------   --------   -------     -------
Dividends and
   Distributions from:
   Net Investment Income ........        --           --         --         --     (0.01)      (0.02)
   Net Realized Gains ...........        --        (0.25)     (0.86)     (0.21)    (0.21)         --
   Return of Capital ............        --           --*        --         --        --          --
                                   --------     --------   --------   --------   -------     -------
Total Dividends and
   Distributions ................        --        (0.25)     (0.86)     (0.21)    (0.22)      (0.02)
                                   --------     --------   --------   --------   -------     -------
Net Asset Value, End
   of Period ....................  $  11.39     $  10.58   $  12.86   $  13.29   $ 11.11     $ 11.18
                                   ========     ========   ========   ========   =======     =======
TOTAL RETURN(4) .................      7.66%      (15.47)%     3.24%     21.69%     1.30%      11.98%
                                   ========     ========   ========   ========   =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
   Period (Thousands) ...........  $625,521     $559,011   $453,522   $243,122   $48,410     $11,797
Ratio of Expenses to Average
   Net Assets (including
   waivers, reimbursements
   and recaptures, excluding
   fees paid indirectly) ........      1.40%**      1.40%      1.41%      1.41%     1.41%       1.40%**
Ratio of Expenses to Average
   Net Assets (excluding waivers,
   reimbursements, recaptures
   and fees paid indirectly) ....      1.40%**      1.40%      1.40%      1.40%     1.40%       1.40%**
Ratio of Expenses to Average
   Net Assets (excluding waivers,
   recaptures, reimbursements
   and fees paid indirectly) ....      1.42%**      1.45%      1.42%      1.49%     2.26%       5.95%**
Ratio of Net Investment
   Loss to Average
   Net Assets ...................     (0.54)%**    (0.33)%    (0.35)%    (0.33)%   (0.22)%     (0.53)%**
Portfolio Turnover Rate .........        26%          48%        65%        69%       94%         44%+

(1)  COMMENCED OPERATIONS ON NOVEMBER 30, 2004.

(2)  PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.

(3) THE AMOUNT SHOWN FOR THE YEAR ENDED JULY 31, 2006 FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON THE INVESTMENTS FOR THAT YEAR BECAUSE OF THE TIMING OF THE SALES AND REPURCHASE OF FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

(4) TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED BY THE ADVISER DURING THE PERIOD.

*    AMOUNT REPRESENTS LESS THAN $0.01.

**   ANNUALIZED.

+    NOT ANNUALIZED.

     AMOUNTS DESIGNATED AS "--" ARE $0 OR ROUND TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN FUNDS
                                                                JANUARY 31, 2010

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND II (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty-nine funds. The financial statements herein are those of the Champlain Mid Cap Fund and Small Company Fund (the "Funds"). The investment objective of the Funds is capital appreciation. The Funds invest primarily (at least 80% of their net assets) in common stocks of medium-sized companies with market capitalization of less than $15 billion and small companies with market capitalization of less than $2.5 billion, respectively. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds currently offer Advisor Class Shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

Financial Accounting Standards Board ("FASB") has issued ASC 105 (formerly FASB Statement No. 168), The "FASB Accounting Standards Codification(TM)" and the Hierarchy of Generally Accepted Accounting Principles ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not being changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN FUNDS
                                                                JANUARY 31, 2010

changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds have implemented the Codification as of January 31, 2009.

The following is a summary of the significant accounting policies followed by the Funds:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust's Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2010, there were no fair valued securities.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN FUNDS
                                                                JANUARY 31, 2010

     In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 (formerly FASB Statement No. 157), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

          - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

          - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As of January 31, 2010, all investments held in the Funds are level 1, excluding the investments in Repurchase Agreements, which are level 2.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN FUNDS
                                                                JANUARY 31, 2010

     not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN FUNDS
                                                                JANUARY 31, 2010

providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

      0.10% on the first $250 million of the Funds' average daily net assets;

      0.08% on the next $250 million of the Funds' average daily net assets; and

      0.06% on the Funds' average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $200,000. There is also a minimum annual administration fee of $15,000 per additional class.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the "Plan") for the Advisor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds' average net assets attributable to the Advisor Class Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended January 31, 2010, the Mid Cap Fund earned credits of $54, and Small Company Fund earned credits of $608, which were used to offset transfer agent expenses. These amounts are listed as "Fees Paid Indirectly" on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the "Adviser") serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% and 0.90% of the Mid Cap Fund and Small Company Fund's average daily net assets, respectively.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN FUNDS
                                                                JANUARY 31, 2010

The Adviser has voluntarily agreed to limit the total expenses of the Advisor shares of the Mid Cap Fund and Small Company Funds' (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30% and 1.40% of the Funds' respective average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. The Adviser intends to continue its voluntary expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. At January 31, 2010, the remaining amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses for the Small Company Fund and Mid Cap Fund was $361,220 and $95,490, respectively.

6. INVESTMENT TRANSACTIONS:

For the six months ended January 31, 2010, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

                                 PURCHASES        SALES
                               ------------   ------------
Champlain Mid Cap Fund         $ 28,472,082   $ 12,414,074
Champlain Small Company Fund    178,694,597    143,385,205

There were no purchases or sales of long-term U.S. Government securities for either fund.

7. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

The following permanent differences are primarily attributable to net investment losses and investments in REITs and have been reclassified to/from the following accounts during the fiscal year ended July 31, 2009:

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN FUNDS
                                                                JANUARY 31, 2010

                     INCREASE (DECREASE)   INCREASE (DECREASE)       INCREASE
                      UNDISTRIBUTED NET      ACCUMULATED NET        (DECREASE)
                      INVESTMENT INCOME       REALIZED LOSS       PAID IN CAPITAL
                     -------------------   -------------------   ----------------
Mid Cap Fund              $        7            $     --           $        (7)
Small Company Fund         1,444,354             (85,407)           (1,358,947)

The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2009 and July 31, 2008 was as follows:

       ORDINARY     LONG-TERM    RETURN OF
        INCOME    CAPITAL GAIN    CAPITAL     TOTAL
       --------   ------------   ---------   -------
2009    $2,318         $--        $11,975    $14,293
2008        --          --            --          --

The tax character of dividends and distributions for the Small Company Fund declared during the years ended July 31, 2009 and July 31, 2008 was as follows:

         ORDINARY      LONG-TERM    RETURN OF
          INCOME     CAPITAL GAIN    CAPITAL       TOTAL
       -----------   ------------   ---------   -----------
2009   $ 4,942,834    $5,767,814      $4,648    $10,715,296
2008    16,919,027     2,617,143          --     19,536,170

As of July 31, 2009, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

                                 MID CAP    SMALL COMPANY
                                  FUND           FUND
                               ----------   -------------
Capital Loss Carryforwards     $   (1,346)  $(10,846,420)
Post-October Losses              (479,919)   (53,935,120)
Unrealized Appreciation         4,300,332      2,121,006
                               ----------   ------------
Total Distributable Earnings   $3,819,067   $(62,660,534)
                               ==========   ============

Post-October losses represent losses realized on investment transactions from November 1, 2008 through July 31, 2009, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains were as follows:

                      EXPIRES       AMOUNT
                     ---------   -----------
Mid Cap Fund         July 2017   $     1,346
Small Company Fund   July 2017    10,846,420

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN FUNDS
                                                                JANUARY 31, 2010

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2010 were as follows:

                                      AGGREGATE      AGGREGATE          NET
                                        GROSS          GROSS        UNREALIZED
                        FEDERAL      UNREALIZED     UNREALIZED     APPRECIATION/
                       TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                     ------------   ------------   ------------   --------------
Mid Cap Fund         $ 59,614,408    $ 6,341,624   $ (1,276,860)    $ 5,064,764
Small Company Fund    595,405,584     70,748,476    (30,281,956)     40,466,520

8. OTHER:

At January 31, 2010, 87% of the total shares outstanding of the Mid Cap Fund were held by two shareholders and 53% of the total shares outstanding of the Small Company Fund were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of several individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. LINE OF CREDIT

Each of the Funds entered into agreements which enable them to participate in lines of credit with the Custodian. The Champlain Mid Cap Fund participates in a $6.4 million uncommitted, senior secured line of credit and the Champlain Small Company Fund participates in a $39 million uncommitted, senior secured line of credit, which have maturity dates of February 18, 2011. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian's then-current prime-lending rate. During the six months ended January 31, 2010, the Funds had no borrowings outstanding at any time.

10. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available for issuance. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2010.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN FUNDS
                                                                JANUARY 31, 2010

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column
     3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND II                              CHAMPLAIN FUNDS
                                                                JANUARY 31, 2010

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONCLUDED)

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                               BEGINNING     ENDING                 EXPENSES
                                ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                 VALUE       VALUE       EXPENSE     DURING
                                08/01/09    01/31/10     RATIOS      PERIOD*
                               ---------   ---------   ----------   --------
CHAMPLAIN MID CAP FUND
ACTUAL FUND RETURN             $1,000.00   $1,088.40      1.30%      $6.84
HYPOTHETICAL 5% RETURN          1,000.00    1,018.66      1.30%       6.61
CHAMPLAIN SMALL COMPANY FUND
ACTUAL FUND RETURN             $1,000.00   $1,076.60      1.40%      $7.33
HYPOTHETICAL 5% RETURN          1,000.00    1,018.15      1.40%       7.12

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                 CHAMPLAIN FUNDS
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009
                                  866-773-3238

                                    ADVISER:
                       Champlain Investment Partners, LLC
                               346 Shelburne Road
                            Burlington, Vermont 05401

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

         This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-060

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Scheduled of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) Except for the corrections noted above, there were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund II


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date: April 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date: April 7, 2010


By (Signature and Title)                /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson
                                        Treasurer, Controller & CFO

Date: April 7, 2010